Exhibit 99.4

SPECIAL MEETING OF SHAREHOLDERS OF OPUS BANK May 5, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and 2019 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/40045 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000000000001000 3 050520 indicate your new address in the address space above. Please note that Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve the Agreement and Plan of Reorganization, dated as of January 31, 2020, by and among Pacific Premier Bancorp, Inc., Pacific Premier Bank and Opus Bank (including the Agreement of Merger incorporated therein), pursuant to which Opus Bank will merge with and into Pacific Premier Bank, with Pacific Premier Bank as the surviving institution (such transaction, the "Merger"), and the Merger. This item of business is more fully described in the proxy statement. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. IMPORTANT NOTICE YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE OPUS BANK THE EXPENSE OF ADDITIONAL SOLICITATION. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. You have to obtain authorization to attend the meeting pursuant to the procedures set forth in the proxy statement. To change the address on your account, please check the box at right and changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of ShareholderDate:

SPECIAL MEETING OF SHAREHOLDERS OF OPUS BANK May 5, 2020 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. You have to obtain authorization to attend the meeting pursuant to the procedures set forth in the proxy statement. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000000000001000 3 050520 indicate your new address in the address space above. Please note that Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve the Agreement and Plan of Reorganization, dated as of January 31, 2020, by and among Pacific Premier Bancorp, Inc., Pacific Premier Bank and Opus Bank (including the Agreement of Merger incorporated therein), pursuant to which Opus Bank will merge with and into Pacific Premier Bank, with Pacific Premier Bank as the surviving institution (such transaction, the "Merger"), and the Merger. This item of business is more fully described in the proxy statement. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. IMPORTANT NOTICE YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE OPUS BANK THE EXPENSE OF ADDITIONAL SOLICITATION. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. You have to obtain authorization to attend the meeting pursuant to the procedures set forth in the proxy statement. To change the address on your account, please check the box at right and changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of ShareholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and 2019 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/40045 COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

1

OPUS BANK

Proxy Solicited on Behalf of the Board of Directors

for a Special Meeting of Shareholders

May 5, 2020, 9:00 a.m. Pacific Time

The undersigned shareholder of Opus Bank, a California chartered bank (the "Bank"), hereby appoint(s) Paul Taylor and Kevin Thompson, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the Bank held of record by the undersigned on April 2, 2020 as indicated on the proposals referred to on the reverse side hereof at a Special Meeting to be held on May 5, 2020, and at any postponements or adjournments thereof, and in their or his discretion upon any other matter which may properly come before the Special Meeting.

YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. ANY SHAREHOLDER PROPERLY EXECUTING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THEIR PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES AT THE MEETING ON THE PROPOSAL. IN THAT CASE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

(Continued and to be signed on the reverse side.)

COMMENTS:

1.1

14475

SPECIAL MEETING OF SHAREHOLDERS OF

OPUS BANK

May 5, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and 2019 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/40045

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030003030000001000 1 050520

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2, AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Proposal to approve the Agreement and Plan of Reorganization, dated as of January 31, 2020, by and among Pacific Premier Bancorp, Inc., Pacific Premier Bank and Opus Bank (including the Agreement of Merger incorporated therein), pursuant to which Opus Bank will merge with and into Pacific Premier Bank, with Pacific Premier Bank as the surviving institution (such transaction, the "Merger"), and the Merger.	☐	☐	☐
2. Proposal to approve, on a non-binding, advisory basis, the compensation that certain named executive officers of Opus Bank may receive that is based on or otherwise relates to the Merger.	☐	☐	☐
3. Proposal to adjourn the Opus Bank Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposal 1.	☐	☐	☐

These items of business are more fully described in the proxy statement.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE OPUS BANK THE EXPENSE OF ADDITIONAL SOLICITATION.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
You have to obtain authorization to attend the meeting pursuant to the procedures set forth in the proxy statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

OPUS BANK

May 5, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting. You have to obtain authorization to attend the meeting pursuant to the procedures set forth in the proxy statement.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and 2019 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/40045

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030003030000001000 1 050520

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2, AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Proposal to approve the Agreement and Plan of Reorganization, dated as of January 31, 2020, by and among Pacific Premier Bancorp, Inc., Pacific Premier Bank and Opus Bank (including the Agreement of Merger incorporated therein), pursuant to which Opus Bank will merge with and into Pacific Premier Bank, with Pacific Premier Bank as the surviving institution (such transaction, the "Merger"), and the Merger.	☐	☐	☐
2. Proposal to approve, on a non-binding, advisory basis, the compensation that certain named executive officers of Opus Bank may receive that is based on or otherwise relates to the Merger.	☐	☐	☐
3. Proposal to adjourn the Opus Bank Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposal 1.	☐	☐	☐

These items of business are more fully described in the proxy statement.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE OPUS BANK THE EXPENSE OF ADDITIONAL SOLICITATION.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
You have to obtain authorization to attend the meeting pursuant to the procedures set forth in the proxy statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

- 1 OPUS BANK Proxy Solicited on Behalf of the Board of Directors for a Special Meeting of Shareholders May 5, 2020, 9:00 a.m. Pacific Time The undersigned shareholder of Opus Bank, a California chartered bank (the “Bank”), hereby appoint(s) Paul Taylor and Kevin Thompson, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the Bank held of record by the undersigned on April 2, 2020 as indicated on the proposals referred to on the reverse side hereof at a Special Meeting to be held on May 5, 2020, and at any postponements or adjournments thereof, and in their or his discretion upon any other matter which may properly come before the Special Meeting. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. ANY SHAREHOLDER PROPERLY EXECUTING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR ANY PROPOSAL WILL BE DEEMED TO HAVE GIVEN THEIR PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES AT THE MEETING ON SUCH PROPOSAL. IN THAT CASE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, AS APPLICABLE, “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be signed on the reverse side.) 14475 1.1 COMMENTS: